UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2012

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Results of Operations and Financial Condition.

Effective January 1, 2012, DaVita Inc. (the “Company”) adopted FASB’s ASU No. 2011-07 Health Care Entities – Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts. In addition, effective January 1, 2012, the Company also adopted FASB’s ASU No. 2011-05 as amended by ASU No. 2011-12 Comprehensive Income – Presentation of Comprehensive Income.

Upon adoption of these standards the Company was required to change the presentation of its provision for uncollectible accounts related to patient service revenue as a deduction from patient service operating revenues and to either report the components of comprehensive income separately on the income statement or to present total other comprehensive income and the components of comprehensive income in a separate statement. We have elected to report the components of other comprehensive income in a separate statement of comprehensive income.

The consolidated financial statements attached as Exhibit 99.1 have been revised for all periods presented to reflect the retrospective application of adopting these new presentation and disclosure requirements under these accounting standards updates.

The information included in this Current Report on Form 8-K is presented in connection with the reporting change described above and for the subsequent event associated with the agreement in principle regarding the prospective settlement as described in Note 29 to the consolidated financial statements. This report does not reflect any other events occurring after February 24, 2012, the date we filed our 2011 Form 10-K, except as described above and in Note 29, and does not modify or update any other disclosures therein in any way, other than as required to reflect the adoption of the accounting standards updates described above and for the subsequent event associated with the agreement in principle regarding the prospective settlement. You should therefore read this report in conjunction with our 2011 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm.

99.1	DaVita Inc. consolidated financial statements for the years ended December 31, 2011, 2010 and 2009

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: July 6, 2012	By:	/s/ James K. Hilger
James K. Hilger
Interim Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm.

99.1	DaVita Inc. consolidated financial statements for the years ended December 31, 2011, 2010 and 2009

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.